CS Disco Announces Second Quarter 2021 Financial Results

Total Revenue of $29.5 Million, an Increase of 88% Versus Prior Year

AUSTIN, Texas - September 2, 2021 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its second quarter ended June 30, 2021.

“We continue to be inspired by the market’s belief in our mission to use technology to strengthen the rule of law. In the second quarter, our first quarter reported as a public company, strong execution and continued adoption of DISCO solutions drove total revenue growth of 88% year over year,” said Kiwi Camara, CEO of DISCO. “Our clients are experiencing how our full-stack, cloud-native solution reduces legal costs, increases lawyer productivity and improves legal outcomes.”

Second Quarter Financial Highlights:

•Total revenue was $29.5 million, up 88% compared to the second quarter of 2020.
•GAAP net loss was $3.1 million, compared to $5.5 million in the second quarter of 2020.
•Adjusted EBITDA was ($1.6) million, compared to ($4.4) million in the second quarter of 2020.

Recent Business Highlights:

•Completed Initial Public Offering: DISCO completed its initial public offering on the New York Stock Exchange on July 21, 2021 resulting in net proceeds of approximately $223.2 million to DISCO after deducting underwriting discounts and commissions.
•Forbes Cloud 100: For the second year in a row, DISCO was recognized as the only ediscovery company on the Forbes Cloud 100 - the definitive ranking of the top 100 private cloud companies in the world.

Third Quarter and Full Year 2021 Financial Outlook

As of September 2, 2021, DISCO is issuing the following outlook for the third quarter of 2021 and fiscal year 2021:

Third quarter of 2021:

•Revenue in the range of $25.5 - $25.9 million, representing year-over-year growth between 43% and 45%.
•Adjusted EBITDA in the range of ($11.1) - ($10.3) million.

Fiscal year 2021:

•Revenue in the range of $103.5 - $104.3 million, representing year-over-year growth between 51% and 52%.
•Adjusted EBITDA in the range of ($24.0) - ($22.9) million.

DISCO’s third quarter and 2021 financial outlook is based on a number of assumptions that are subject to change and many of which are outside of our control. If actual results vary from these assumptions, our expectations may change. There can be no assurance that we will achieve these results.

Reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, September 2, 2021, to discuss its second quarter 2021 financial results and business highlights. The conference call can be accessed by dialing (844) 200-6205 from the United States or +44 20-8068-2558 internationally with access code 481150. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 2:00 p.m CT (3:00 p.m. ET) on Thursday, September 23, 2021, a telephone replay will be available by dialing (845) 709-8569 from the United States, 020-3936-3001 from the United Kingdom, or +44 20-3936-3001 in all other locations with access code 532376. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides a cloud-native, artificial intelligence-powered legal solution that simplifies ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated solution enables legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO”, the “Company,” “our,” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP sales and marketing expense; non-GAAP general and administrative expense; non-GAAP loss from operations; non-GAAP net loss attributable to common stockholders; and non-GAAP net loss attributable to common stockholders per share (basic and diluted). Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA, DISCO adjusts net loss for such items as depreciation and amortization expense, provision for income taxes, interest and other, net, stock-based compensation expense and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses (research and development expense, sales and marketing, general and administrative), non-GAAP loss from operations, non-GAAP net loss attributable to common stockholders, and non-GAAP net loss attributable to common stockholders per share, DISCO adjusts the respective GAAP balances for stock-based compensation expense.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning DISCO's financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses, (ii) our limited operating history, (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) DISCO’s ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our solution; (xi) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which it operates; (xii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiii) our ability to compete effectively with existing competitors and new market entrants; (xiv) general market, political, economic, and business conditions; and (xv) the impact that the ongoing COVID-19 pandemic and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act of 1933 on July 22, 2021. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
April Scee
ICR for DISCO
IR@csdisco.com
(646) 277-1219

CS DISCO, INC.
Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$47,026	$58,569
Accounts receivable, net	21,195	12,912
Other current assets	4,329	1,364
Total current assets	72,550	72,845
Property and equipment, net	4,494	3,873
Operating lease right-of-use assets	1,364	1,850
Other assets	501	539
Total assets	$78,909	$79,107
Liabilities, redeemable convertible preferred stock, and stockholders’ deficit
Current liabilities:
Accounts payable	$6,144	$3,588
Accrued expenses	2,800	641
Accrued salary and benefits	4,858	5,240
Deferred revenue	1,489	1,642
Operating leases	1,045	1,018
Finance lease	116	112
Total current liabilities	16,452	12,241
Operating lease, noncurrent	361	890
Finance lease, noncurrent	40	99
Total liabilities	16,853	13,230
Commitments and contingencies
Redeemable convertible preferred stock	160,851	160,800
Stockholders’ deficit
Common stock	71	68
Additional paid-in capital	10,265	8,129
Accumulated deficit	(109,131)	(103,120)
Total stockholders’ deficit	(98,795)	(94,923)
Total liabilities, redeemable convertible preferred stock, and stockholders’ deficit	$78,909	$79,107

CS DISCO, INC.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$29,547	$15,727	$50,678	$31,395
Cost of revenue	8,695	4,509	14,483	9,580
Gross profit	20,852	11,218	36,195	21,815
Operating expenses:
Research and development	7,861	6,215	14,123	14,418
Sales and marketing	10,832	7,170	18,708	16,492
General and administrative	5,128	3,143	9,182	7,403
Total operating expenses	23,821	16,528	42,013	38,313
Loss from operations	(2,969)	(5,310)	(5,818)	(16,498)
Other income (expense)
Interest and other income	21	15	34	79
Interest and other expense	(92)	(161)	(148)	(249)
Loss from operations before income taxes	(3,040)	(5,456)	(5,932)	(16,668)
Income tax provision	(43)	(20)	(79)	(45)
Net loss	$(3,083)	$(5,476)	$(6,011)	$(16,713)
Less accretion of redeemable convertible preferred stock	(25)	(22)	(51)	(45)
Net loss attributable to common stockholders	$(3,108)	$(5,498)	$(6,062)	$(16,758)
Net loss per share attributable to common stockholders, basic and diluted	$(0.23)	$(0.42)	$(0.45)	$(1.28)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	13,636	13,121	13,513	13,110

CS DISCO, INC.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2021	2020
Cash flow from operating activities:
Net loss	$(6,011)	$(16,713)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	830	799
Stock-based compensation	1,454	992
Charge to allowance for credit losses	251	250
Non-cash operating lease costs	487	719
Non-cash interest	41	18
Changes in operating assets and liabilities:
Accounts receivable	(8,534)	(1,521)
Other current assets	(819)	342
Other long-term assets	—	(5)
Accounts payable	1,513	893
Accrued expenses and other	1,268	(49)
Deferred revenue	(153)	(79)
Operating lease liabilities	(502)	(760)
Net cash used in operating activities	(10,175)	(15,114)
Cash flow from investing activities:
Purchases of property, equipment and capitalized internal-use software development costs	(1,447)	(994)
Net cash used in investing activities	(1,447)	(994)
Cash flow from financing activities:
Proceeds from debt	—	23,302
Repayment of debt	—	(6,302)
Payments for public offering costs	(594)	—
Proceeds from exercise of stock options	835	16
Repurchase of common stock related to net share settlement	(107)	(58)
Principal payments on finance lease obligations	(55)	(52)
Net cash provided by financing activities	79	16,906
Increase in cash:	(11,543)	798
Cash & cash equivalents at beginning of period	58,569	23,224
Cash & cash equivalents at end of period	$47,026	$24,022
Supplemental disclosure:
Cash paid for interest	$39	$148
Cash paid for taxes	57	34
Non-cash investing and financing activities:
Accretion of preferred stock to redemption value	$51	$45
Costs related to initial public offering included in accounts payable and accrued liabilities	1,550	—

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net loss	$(3,083)	$(5,476)	$(6,011)	$(16,713)
Depreciation and amortization expense	406	421	830	799
Provision for income taxes	43	20	79	45
Interest and other, net	71	146	114	170
Stock-based compensation expense	966	504	1,454	992
Adjusted EBITDA	$(1,597)	$(4,385)	$(3,534)	$(14,707)
Adjusted EBITDA margin	(5)%	(28)%	(7)%	(47)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cost of revenue	$8,695	$4,509	$14,483	$9,580
Non-GAAP adjustments:
Stock-based compensation expense	(10)	(7)	(18)	(13)
Non-GAAP cost of revenue	$8,685	$4,502	$14,465	$9,567
Non-GAAP gross profit	$20,862	$11,225	$36,213	$21,828
Non-GAAP gross margin	71%	71%	71%	70%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Research and development	$7,861	$6,215	$14,123	$14,418
Non-GAAP adjustments:
Stock-based compensation expense	(285)	(217)	(486)	(439)
Non-GAAP research and development	$7,576	$5,998	$13,637	$13,979
Non-GAAP research and development as a % of revenue	26%	38%	27%	45%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Sales and marketing	$10,832	$7,170	$18,708	$16,492
Non-GAAP adjustments:
Stock-based compensation expense	(235)	(88)	(318)	(158)
Non-GAAP sales and marketing	$10,597	$7,082	$18,390	$16,334
Non-GAAP sales and marketing as a % of revenue	36%	45%	36%	52%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
General and administrative	$5,128	$3,143	$9,182	$7,403
Non-GAAP adjustments:
Stock-based compensation expense	(436)	(192)	(632)	(382)
Non-GAAP general and administrative	$4,692	$2,951	$8,550	$7,021
Non-GAAP general and administrative as a % of revenue	16%	19%	17%	22%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Loss from operations	$(2,969)	$(5,310)	$(5,818)	$(16,498)
Operating margin	(10)%	(34)%	(11)%	(53)%
Non-GAAP adjustments:
Stock-based compensation expense	966	504	1,454	992
Non-GAAP loss from operations	$(2,003)	$(4,806)	$(4,364)	$(15,506)
Non-GAAP operating margin	(7)%	(31)%	(9)%	(49)%

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Net loss attributable to common stockholders	$(3,108)	$(5,498)	$(6,062)	$(16,758)
Non-GAAP adjustments:
Stock-based compensation expense	966	504	1,454	992
Non-GAAP net loss attributable to common stockholders	$(2,142)	$(4,994)	$(4,608)	$(15,766)
Non-GAAP net loss per share	$(0.16)	$(0.38)	$(0.34)	$(1.20)
Weighted average shares used to compute basic and diluted net loss per share	13,636	13,121	13,513	13,110
Non-GAAP income attributable to common stockholders as a % of revenue	(7)%	(32)%	(9)%	(50)%